Exhibit F, Schedule 3(g):  Issuance of Equity

                                                Name of the System Company,
          Name of the Issuer                    if different                                 Description of the security
-----------------------------------------------------------------------------------------------------------------------------------

E.ON Zehnte Verwaltungsgesell-schaft mbH                                                      one GmbH-share

same                                                                                          Additional paid-in capital

same                                                                                          one GmbH-share

same                                                                                          Additional paid-in capital

same                                                                                          one GmbH-share

same                                                                                          Additional paid-in capital

same                                                                                          one GmbH-share

same                                                                                          Additional paid-in capital

same                                                                                          Additional paid-in capital

VEBA Electronics GmbH                                                                         Additional paid-in capital

E.ON UK Holding GmbH                                                                          Additional paid-in capital

same                                                                                          silent partner


E.ON Vermogensanlage GmbH                                                                     one GmbH-share

E.ON Vermogensanlage GmbH                                                                     one GmbH-share

same                                                                                          Additional paid-in capital

E.ON RAG Beteiligungsgesell-schaft mbH                                                        one GmbH-share

same                                                                                          one GmbH-share

same                                                                                          Additional paid-in capital

Hibernia Industriewerte GmbH                                                                  one GmbH-share

same                                                                                          Additional paid-in capital

E.ON US-Holding GmbH                                                                          one GmbH-share

same                                                                                          Additional paid-in capital

VIAG Telecom Beteiligungs-GmbH                                                                one GmbH-share

same                                                                                          one GmbH-share

                                                                                              Additional paid-in capital

same                                                                                          one GmbH-share

same                                                                                          Additional paid-in capital

E.ON Viterra Beteiligungsgesell-schaft mbH                                                    one GmbH-share

same                                                                                          one GmbH-share


same                                                                                          Additional paid-in capital

Stockhausen Far East Ltd                              Stockhausen GmbH & Co. KG               shares

Stockhausen Ningbo Chemicals                          Stockhausen GmbH & Co. KG               shares

Rhom America LLC                                      Rhom GmbH & Co. KG                      partnership capital

Degussa Bank GmbH                                     Degussa AG                              shares (including share of
                                                                                              Industria GmbH)

ASTA Medica LTDA.                                     ASTA GmbH                               shares

Viatris N.V.                                          ASTA GmbH                               shares

Degussa Mexico S.A.                                   Degussa Corp                            shares

Viatris GmbH                                          ASTA GmbH                               shares

Viatris B.V.                                          ASTA GmbH                               shares

Viatris Inc.                                          ASTA GmbH                               shares

Viatris Pharmaceutical S.A.                           ASTA GmbH                               shares

Viatris Pharmaceuticals S.A.                          ASTA GmbH                               shares

Viatris Farmaceutica S.A.                             ASTA GmbH                               shares

Parachemie Ges.m.b.H.                                 Rhom GmbH & Co. KG                      shares

Degussa France Groupe                                 Degussa AG                              shares

Viatris Holding GmbH                                  ASTA GmbH                               shares

Degussa Re                                            Degussa AG                              shares

Industriepark Wolfgang GmbH                           Degussa AG                              shares

Infracor Lager- und Speditions GmbH                   Degussa AG                              shares

Proligo International GmbH                            Degussa AG                              shares


Zentaris AG                                           ASTA GmbH                               shares

Oxeno Antwerpen N.V.                                  Oxeno GmbH                              shares

Sofotec GmbH                                          ASTA GmbH                               shares

Viatris GmbH & Co. KG                                 ASTA GmbH                               shares

Inspec Namheung Ltd.                                  Laporte B.V.                            shares

Degussa Stanlow Ltd.                                  Laporte Amalgamation                    shares

its.on GmbH & Co. KG                                  Degussa Ag                              shares

its.on Verwaltungs- GmbH                              Degussa AG                              shares

Nanning Only-Time                                     Rexim S.A.                              shares

Degussa Argentina                                     Degussa AG                              shares

Degussa China Co. Ltd.                                Degussa AG                              shares

Viatris Pharmaceuticals Ltd.                          ASTA GmbH                               shares

SKW Gelatine&Speciallities GmbH                       Degussa Health & Nutrition GmbH         shares

Goldschmidt France SAS                                Goldschmidt AG                          shares

Degussa Bauchemie GmbH                                Degussa Construction Chemicals GmbH     shares

MBT (Philippines) Inc.                                NMB Co. Ltd                             shares

MBT (Argentina) S.A.                                  MBT Holding AG                          shares

MBT Colombia S.A.                                     MBT Holding AG                          shares

MBT de Venezuela S.A.                                 MBT Holding AG                          shares

Degussa Construction Chemicals GmbH                   Degussa Ag                              shares

SKW Stickstoffwerke Pisteritz                         Degussa AG                              shares

Tego Chemie Service GmbH                              Goldschmidt AG                          shares

Stollberg do Brasil Ltda.                             Stollberg GmbH                          shares

Stolberg India Pvt.Ltd.                               Stollberg GmbH                          shares

SKW Gelatine & Specialities France                    Degussa Health & Nutrition France       shares

Ital S.A. de CV                                       Alex Fries Inc                          shares

SKW Giesserei Technik GmbH                            SKW Metallurgie AG                      shares

Goldschmidt Chemical Shanghai                         Goldschmidt AG                          shares

SKW Stahl Holding GmbH                                SKW Metallurgie AG                      shares


Proligo Canada                                        Proligo LLC                             shares

Stockhausen Indonesia PT                              Stockhausen GmbH & Co. KG               shares

MainGen  Biotechnologie GmbH                          ASTA GmbH                               shares

Pulver Kautschuk Union GmbH                           Creavis GmbH                            shares

Laporte Specialty Organics                            Laporte Northamerica INC                shares

SKW-MBT Polska Sp. Z.o.o.                             Degussa Construction Chemicals GmbH     shares

Degussa Construction Chemicals Shenzen Co.            MBT Holding AG                          shares

AVIGA GmbH                                                                                    share capital:

same                                                                                          additional paid-in capital:

NFK Finanzkontor GmbH & Co. KG                                                                additional paid-in capital

VEBA Electronics LLC                                                                          additional paid-in capital

AV Packaging GmbH                                                                             reserves for own shares (local gaap)

Bouygues Telecom                                                                              share capital

Same                                                                                          additional paid-in capital

Viterra Energy Services, Inc.                                                                 10 Common Shares of Stock
                                                                                              (100% outstanding shares)

E.ON UK Public Limited Co.  (renamed E.ON UK Ltd. 01/29/2003)                                 2,612,000,000 x Ordinary shares
                                                                                              of ?1 each

Powergen Plc (now Ltd)                                                                        302,948,648 ordinary shares x 50p each



          Name of the Issuer                       Date               Form
-----------------------------------------------------------------------------------------------------------------------------------

E.ON Zehnte Verwaltungsgesell-schaft mbH            2/21/2002         increase in share capital by contribution of shares

same                                                2/21/2002         contribution of shares

same                                                12/9/2002         increase in share capital by contribution of shares

same                                                12/9/2002         contribution of shares

same                                                12/9/2002         increase in share capital by contribution of shares

same                                                12/9/2002         contribution of shares

same                                                12/9/2002         increase in share capital by contribution of shares

same                                                12/9/2002         contribution of shares

same                                               11/15/2002         debt renouncements to transfer to additional-paid-in capital

VEBA Electronics GmbH                              12/27/2002         debt renouncements to transfer to additional-paid-in capital

E.ON UK Holding GmbH                                7/18/2002         debt renouncements to transfer to additional-paid-in capital

same                                                7/1/2002          NFK Finanzcontor GmbH &Co. KG is an silent partner of
                                                                      E.ON UK Holding GmbH

E.ON Vermogensanlage GmbH                           9/23/2002         increase in share capital by cash

E.ON Vermogensanlage GmbH                           9/23/2002         increase in share capital by contribution of shares

same                                                9/23/2002         contribution of shares

E.ON RAG Beteiligungsgesell-schaft mbH             12/20/2002         increase in share capital by cash

same                                               12/20/2002         increase in share capital by contribution of shares

same                                               12/20/2002         contribution of shares

Hibernia Industriewerte GmbH                       12/31/2002         increase in share capital by contribution of shares

same                                               12/31/2002         contribution of shares

E.ON US-Holding GmbH                               11/22/2002         increase in share capital by contribution of shares

same                                               11/22/2002         contribution of shares

VIAG Telecom Beteiligungs-GmbH                      9/18/2002         increase in share capital by cash

same                                                9/30/2002         increase in share capital by upstream merger

                                                    9/30/2002         contribution of shares by upstream merger

same                                               11/14/2002         increase in share capital by upstream merger

same                                               11/14/2002         contribution of shares by upstream merger

E.ON Viterra Beteiligungsgesell-schaft mbH          9/19/2002         increase in share capital by cash

same                                                9/19/2002         increase in share capital by contribution

same                                                9/19/2002         contribution of shares

Stockhausen Far East Ltd                              2002            Sale

Stockhausen Ningbo Chemicals                          2002            Sale

Rhom America LLC                                      2002            Issuance

Degussa Bank GmbH                                     2002            Sale

ASTA Medica LTDA.                                     2002            Sale

Viatris N.V.                                          2002            Sale

Degussa Mexico S.A.                                   2002            Issuance

Viatris GmbH                                          2002            Sale

Viatris B.V.                                          2002            Sale

Viatris Inc.                                          2002            Sale

Viatris Pharmaceutical S.A.                           2002            Sale

Viatris Pharmaceuticals S.A.                          2002            Sale

Viatris Farmaceutica S.A.                             2002            Sale

Parachemie Ges.m.b.H.                                 2002            Issuance

Degussa France Groupe                                 2002            Issuance

Viatris Holding GmbH                                  2002            Sale

Degussa Re                                            2002            Capital Increase

Industriepark Wolfgang GmbH                           2002            Spinoff

Infracor Lager- und Speditions GmbH                   2002            Spinoff

Proligo International GmbH                            2002            Contribution of Shares of Proligo LLC and
                                                                      Proligo GmbH and Capital Increase

Zentaris AG                                           2002            Sale

Oxeno Antwerpen N.V.                                  2002            Capital Increase

Sofotec GmbH                                          2002            Sale

Viatris GmbH & Co. KG                                 2002            Sale

Inspec Namheung Ltd.                                  2002            Sale

Degussa Stanlow Ltd.                                  2002            Capital Increase

its.on GmbH & Co. KG                                  2002            Spinoff

its.on Verwaltungs- GmbH                              2002            Capital Increase

Nanning Only-Time                                     2002            Capital Increase

Degussa Argentina                                     2002            Change of a loan into equity

Degussa China Co. Ltd.                                2002            Capital Increase

Viatris Pharmaceuticals Ltd.                          2002            Sale

SKW Gelatine&Speciallities GmbH                       2002            Sale

Goldschmidt France SAS                                2002            Intercompany sale of shares to Degussa AG

Degussa Bauchemie GmbH                                2002            Capital Increase

MBT (Philippines) Inc.                                2002            Capital Increase

MBT (Argentina) S.A.                                  2002            Capital Increase

MBT Colombia S.A.                                     2002            Capital Increase

MBT de Venezuela S.A.                                 2002            Capital Increase

Degussa Construction Chemicals GmbH                   2002            Capital Increase

SKW Stickstoffwerke Pisteritz                         2002            Sale

Tego Chemie Service GmbH                              2002            Capital Increase

Stollberg do Brasil Ltda.                             2002            Capital Increase

Stolberg India Pvt.Ltd.                               2002            Capital Increase

SKW Gelatine & Specialities France                    2002            Sale

Ital S.A. de CV                                       2002            Merger with Degussa Health & Nutrition Mexico

SKW Giesserei Technik GmbH                            2002            Spinoff

Goldschmidt Chemical Shanghai                         2002            Capital Increase

SKW Stahl Holding GmbH                                2002            contibution of various shares by SKW Metallurgie
                                                                      AG and outside shareholder

Proligo Canada                                        2002            Capital Increase

Stockhausen Indonesia PT                              2002            Sale

MainGen  Biotechnologie GmbH                          2002            Sale

Pulver Kautschuk Union GmbH                           2002            Capital Increase

Laporte Specialty Organics                            2002            Capital Increase

SKW-MBT Polska Sp. Z.o.o.                             2002            Capital Increase

Degussa Construction Chemicals Shenzen Co.            2002            Capital Increase

AVIGA GmbH                                          8/28/2002         increase in share capital by contribution of shares

same

NFK Finanzkontor GmbH & Co. KG                      7/1/2002          cash increase in share capital

VEBA Electronics LLC                                6/26/2002         cash increase in share capital

AV Packaging GmbH                                    12/2002          conversion of a additional paid-in capital

Bouygues Telecom                                    6/20/2002         cash increase in share capital

Same

Viterra Energy Services, Inc.                      12/31/2002         Sale from E.ON NA to E.ON AG

E.ON UK Public Limited Co.  (renamed E.ON UK Ltd     Various

Powergen Plc (now Ltd)                                                Various (between 07/01/02 and 12/31/02)


          Name of the Issuer                                                     Consideration                        Exemption
------------------------------------------------------------------------------------------------------------------------------------

E.ON Zehnte Verwaltungsgesell-schaft mbH                                                (euro) 10,000.00             HCAR No. 27539

same                                                                             (euro) 2,557,160,000.00             HCAR No. 27539

same                                                                                    (euro) 10,000.00             HCAR No. 27539

same                                                                             (euro) 1,811,559,713.00             HCAR No. 27539

same                                                                                    (euro) 10,000.00             HCAR No. 27539

same                                                                             (euro) 1,813,415,296.00             HCAR No. 27539

same                                                                                    (euro) 10,000.00             HCAR No. 27539

same                                                                             (euro) 1,351,876,789.00             HCAR No. 27539

same                                                                             (euro) 1,012,928,885.00             HCAR No. 27539

VEBA Electronics GmbH                                                              (euro) 222,476,187.00             HCAR No. 27539

E.ON UK Holding GmbH                                                               (euro) 784,467,243.00             HCAR No. 27539

same                                                                             (euro) 3,137,600,000.00             HCAR No. 27539


E.ON Vermogensanlage GmbH                                                                (euro) 2,152.00             HCAR No. 27539

E.ON Vermogensanlage GmbH                                                               (euro) 10,000.00             HCAR No. 27539

same                                                                             (euro) 4,912,349,180.00             HCAR No. 27539

E.ON RAG Beteiligungsgesell-schaft mbH                                                   (euro) 4,435.00             HCAR No. 27539

same                                                                                    (euro) 10,000.00             HCAR No. 27539

same                                                                                (euro) 78,313,397.00             HCAR No. 27539

Hibernia Industriewerte GmbH                                                             (euro) 1,000.00             HCAR No. 27539

same                                                                                    (euro) 24,000.00             HCAR No. 27539

E.ON US-Holding GmbH                                                                     (euro) 1,000.00             HCAR No. 27539

same                                                                               (euro) 434,849,000.00             HCAR No. 27539

VIAG Telecom Beteiligungs-GmbH                                                           (euro) 3,354.00             HCAR No. 27539

same                                                                                     (euro) 1,000.00             HCAR No. 27539

                                                                                        (euro) 26,371.00             HCAR No. 27539

same                                                                                     (euro) 5,000.00             HCAR No. 27539

same                                                                                 (euro) 4,846,708.00             HCAR No. 27539

E.ON Viterra Beteiligungsgesell-schaft mbH                                                 (euro) 435.41             HCAR No. 27539

same                                                                                    (euro) 10,000.00             HCAR No. 27539


same                                                                                 (euro) 3,994,390.00             HCAR No. 27539

Stockhausen Far East Ltd                                                               (euro) 756,712.00             HCAR No. 27539

Stockhausen Ningbo Chemicals                                                           (euro) 860,255.00             HCAR No. 27539

Rhom America LLC                                                                     merger with Silikal             HCAR No. 27539

Degussa Bank GmbH                                                                         115,000,000.00             HCAR No. 27539

ASTA Medica LTDA.                                                included in Viatris sale 375 Mio.(euro)             HCAR No. 27539

Viatris N.V.                                                                    included in Viatris sale             HCAR No. 27539

Degussa Mexico S.A.                                            merger with Creanova de Mexico S.A. de CV             HCAR No. 27539

Viatris GmbH                                                                    included in Viatris sale             HCAR No. 27539

Viatris B.V.                                                                    included in Viatris sale             HCAR No. 27539

Viatris Inc.                                                                    included in Viatris sale             HCAR No. 27539

Viatris Pharmaceutical S.A.                                                     included in Viatris sale             HCAR No. 27539

Viatris Pharmaceuticals S.A.                                                    included in Viatris sale             HCAR No. 27539

Viatris Farmaceutica S.A.                                                       included in Viatris sale             HCAR No. 27539

Parachemie Ges.m.b.H.                                                       merger with Paraglas Holding             HCAR No. 27539

Degussa France Groupe                                    contribution of shares of Goldschmidt France SA             HCAR No. 27539

Viatris Holding GmbH                                                            included in Viatris sale             HCAR No. 27539

Degussa Re                                                                                  2,500,000.00             HCAR No. 27539

Industriepark Wolfgang GmbH                                                                                          HCAR No. 27539

Infracor Lager- und Speditions GmbH                                                                                  HCAR No. 27539

Proligo International GmbH                                                                                           HCAR No. 27539

Zentaris AG                                                                                51,000,000.00             HCAR No. 27539

Oxeno Antwerpen N.V.                                                                        4,937,006.00             HCAR No. 27539

Sofotec GmbH                                                                    included in Viatris sale             HCAR No. 27539

Viatris GmbH & Co. KG                                                           included in Viatris sale             HCAR No. 27539

Inspec Namheung Ltd.                                                                             1500000             HCAR No. 27539

Degussa Stanlow Ltd.                                                                       10,547,692.00             HCAR No. 27539

its.on GmbH & Co. KG                                                                                                HCAR No. 27539

its.on Verwaltungs- GmbH                                                                    1,258,581.00            HCAR No. 27539

Nanning Only-Time                                                                           6,946,216.00            HCAR No. 27539

Degussa Argentina                                                                           5,541,105.00            HCAR No. 27539

Degussa China Co. Ltd.                                                                     37,000,000.00            HCAR No. 27539

Viatris Pharmaceuticals Ltd.                                                    included in Viatris sale            HCAR No. 27539

SKW Gelatine&Speciallities GmbH                                                included in Gelatine sale            HCAR No. 27539
Goldschmidt France SAS

Degussa Bauchemie GmbH                                                                    112,000,000.00            HCAR No. 27539

MBT (Philippines) Inc.                                                                        601,503.00            HCAR No. 27539

MBT (Argentina) S.A.                                                                          313,070.00            HCAR No. 27539

MBT Colombia S.A.                                                                             272,449.00            HCAR No. 27539

MBT de Venezuela S.A.                                                                       1,408,165.00            HCAR No. 27539

Degussa Construction Chemicals GmbH                                                       200,000,000.00            HCAR No. 27539

SKW Stickstoffwerke Pisteritz                                                              40,000,000.00            HCAR No. 27539

Tego Chemie Service GmbH                                                                      488,708.00            HCAR No. 27539

Stollberg do Brasil Ltda.                                                                   1,270,638.00            HCAR No. 27539

Stolberg India Pvt.Ltd.                                                                     2,812,469.00            HCAR No. 27539

SKW Gelatine & Specialities France                                             included in Gelatine sale            HCAR No. 27539

Ital S.A. de CV                                                                                                     HCAR No. 27539

SKW Giesserei Technik GmbH                                                                                          HCAR No. 27539

Goldschmidt Chemical Shanghai                                                                 786,517.00            HCAR No. 27539

SKW Stahl Holding GmbH                                                                                              HCAR No. 27539


Proligo Canada                                                                              4,949,358.00            HCAR No. 27539

Stockhausen Indonesia PT                                                                            1.00            HCAR No. 27539

MainGen  Biotechnologie GmbH                                                   included in Zentaris sale            HCAR No. 27539

Pulver Kautschuk Union GmbH                                                                 1,533,875.00            HCAR No. 27539

Laporte Specialty Organics                                                                 13,754,139.00            HCAR No. 27539

SKW-MBT Polska Sp. Z.o.o.                                                                     279,466.00            HCAR No. 27539

Degussa Construction Chemicals Shenzen Co.                                                  2,071,462.00            HCAR No. 27539

AVIGA GmbH                                                                              (euro) 40,000.00            HCAR No. 27539

same                                                                               (euro) 235,240,617.57            HCAR No. 27539

NFK Finanzkontor GmbH & Co. KG                                                   (euro) 1,300,000,000.00            HCAR No. 27539

VEBA Electronics LLC                                                                (euro) 21,688,532.00            HCAR No. 27539

AV Packaging GmbH                                                                   (euro) 46,684,158.00            HCAR No. 27539

Bouygues Telecom                                                                    (euro) 55,982,189.00            HCAR No. 27539

Same                                                                               (euro) 563,017,726.00            HCAR No. 27539

Viterra Energy Services, Inc.                                                       (euro) 31,700,000.00            HCAR No. 27539

E.ON UK Public Limited Co.  (renamed E.ON UK Ltd                                 (pound)2,612,000,000.00            HCAR No. 27539

Powergen Plc (now Ltd)                                                                (pound)151,474,324            HCAR No. 27539
                                                                                               aggregate


                            EXHIBIT F-SCHEDULE 3(g)